EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Grandparents.com, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven E. Leber, Co-Chief Executive Officer, and Joseph E. Bernstein, Co-Chief Executive Officer, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 10, 2014	/s/ Steven E. Leber
Steven E. Leber,
Chairman, Co-Chief Executive Officer

Date: April 10, 2014	/s/ Joseph E. Bernstein
Joseph E. Bernstein,
Co-Chief Executive Officer, Chief Financial Officer and Treasurer